February 1, 1999


Dear <14Salutation>:

Thank you for your interest in the Daruma Mid-Cap Value Fund. For the year ended December 31, 1998, the Fund was down 6%. The Russell 2500, a mid-cap benchmark ended the year up slightly at +.38% and the Russell 2000 was also down 2.6%. It was a tough year for the small- and mid-cap stocks, and for value stocks in particular. We believe the worst may be behind us and if so, this may be a good time for long term investors to buy.

The Daruma Fund is 100% no-load.  No sales commissions and 12b-1 fees are charged to you, so that all of your money goes to work for you immediately.
  The minimum initial investment in the Fund is $1,000; $500 for retirement and Uniform Gift to Minors (UGMA) accounts.
We launched the Daruma Fund to offer an investment vehicle to individuals who wanted to benefit from the same investing expertise we provide to our institutional clients. We are value investors, who seek to generate consistent long-term returns by purchasing companies that are undervalued and changing for the better. This approach is well-suited to the patient investor with a long time horizon who wants to participate in the superior returns offered by the stock market, and who also understands that both individual stock prices and the market overall can decline.

We have an experienced team as well as a corporate culture that puts our clients and the Fund's shareholders first. Please read our brochure and prospectus, which will tell you all that you need to know before deciding whether to invest with us. We invite you to join us as fellow shareholders.

Sincerely,


Mariko O. Gordon, CFA
President

P.S.  To find out what a Daruma is you must read the enclosed!

**The Russell 2500 and Russell 2000 are unmanaged indices. All performance results are stated gross of fees and include the reinvestment of dividends and capital gains. Past performance is not an indication of future results.